Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 95.8%
Aerospace & Defense – 1.9%
BWX Technologies Inc	18,641	$1,066,452
Banks – 11.9%
Atlantic Union Bankshares Corp	38,908	1,449,128
Bank of Hawaii Corp	12,481	1,072,492
Cadence BanCorp	57,727	1,012,532
First Horizon National Corp	72,090	1,167,858
Fulton Financial Corp	59,114	956,465
Prosperity Bancshares Inc	14,139	998,638
		6,657,113
Chemicals – 9.9%
Axalta Coating Systems Ltd*	31,921	962,418
Mosaic Co	41,420	849,110
NewMarket Corp	2,365	1,116,493
Westlake Chemical Partners LP	64,156	1,490,985
WR Grace & Co	17,435	1,163,961
		5,582,967
Commercial Services & Supplies – 5.4%
IAA Inc*	34,141	1,424,704
UniFirst Corp/MA	8,299	1,619,301
		3,044,005
Containers & Packaging – 1.6%
Graphic Packaging Holding Co	59,671	880,147
Electric Utilities – 2.2%
Evergy Inc	18,250	1,214,720
Electrical Equipment – 1.7%
Generac Holdings Inc*	12,187	954,730
Electronic Equipment, Instruments & Components – 2.4%
Avnet Inc	14,399	640,540
AVX Corp	46,577	707,970
		1,348,510
Energy Equipment & Services – 1.1%
Apergy Corp*	23,707	641,274
Equity Real Estate Investment Trusts (REITs) – 11.2%
Americold Realty Trust	24,682	914,962
Equity Commonwealth	35,802	1,226,219
Equity LifeStyle Properties Inc	11,956	1,597,322
Lamar Advertising Co	15,341	1,256,888
STAG Industrial Inc	43,759	1,290,015
		6,285,406
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	3,584	577,597
Food Products – 5.7%
Cal-Maine Foods Inc	23,727	948,012
Lamb Weston Holdings Inc	12,745	926,816
Nomad Foods Ltd*	63,706	1,305,973
		3,180,801
Health Care Providers & Services – 0.8%
Laboratory Corp of America Holdings*	2,746	461,328
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	24,878	1,451,880
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	4,509	656,240
Insurance – 10.7%
Argo Group International Holdings Ltd	24,184	1,698,684
Axis Capital Holdings Ltd	22,518	1,502,401
First American Financial Corp	17,582	1,037,514
Hanover Insurance Group Inc	12,888	1,746,840
		5,985,439
Machinery – 1.4%
Lincoln Electric Holdings Inc	9,139	792,900
Multi-Utilities – 3.0%
Black Hills Corp	21,969	1,685,681
Oil, Gas & Consumable Fuels – 2.8%
Cimarex Energy Co	16,333	783,004
Delek US Holdings Inc	22,287	809,018
		1,592,022
Professional Services – 1.7%
Korn Ferry	24,755	956,533

Shares or Principal Amounts		Value
Common Stocks – (continued)
Road & Rail – 1.4%
Ryder System Inc	15,599	$807,560
Semiconductor & Semiconductor Equipment – 1.9%
MKS Instruments Inc	11,804	1,089,273
Software – 3.1%
CDK Global Inc	18,361	882,981
Citrix Systems Inc	8,781	847,542
		1,730,523
Textiles, Apparel & Luxury Goods – 2.9%
PVH Corp	10,248	904,181
Steven Madden Ltd	20,555	735,663
		1,639,844
Thrifts & Mortgage Finance – 4.4%
Washington Federal Inc	50,097	1,853,088
WSFS Financial Corp	13,951	615,239
		2,468,327
Trading Companies & Distributors – 1.9%
GATX Corp	13,844	1,073,325
Total Common Stocks (cost $51,835,807)		53,824,597
Repurchase Agreements – 4.3%
Undivided interest of 4.5% in a joint repurchase agreement (principal amount $53,200,000 with a maturity value of $53,202,956) with ING Financial Markets LLC, 2.0000%, dated 9/30/19, maturing 10/1/19 to be repurchased at $2,400,133 collateralized by $54,062,900 in U.S. Treasuries 0% - 2.8750%, 11/19/19 - 8/15/26 with a value of $54,267,039 (cost $2,400,000)	$2,400,000	2,400,000
Total Investments (total cost $54,235,807) – 100.1%		56,224,597
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(56,529)
Net Assets – 100%		$56,168,068

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$54,918,624	97.7%
United Kingdom	1,305,973	2.3

Total	$56,224,597	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$53,824,597	$-	$-
Repurchase Agreements	-	2,400,000	-
Total Assets	$53,824,597	$2,400,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.